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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 July 22, 2004

THE COCA-COLA COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant's telephone number, including area code: (404)676-2121

Item 7(c). Exhibits

Exhibit 99.1	Press Release of The Coca-Cola Company, dated July 22, 2004, reporting The Coca-Cola Company's financial results for the second quarter and year-to-date 2004.
Exhibit 99.2	Supplemental Information prepared for use in connection with the financial results for the second quarter and year-to-date 2004.

Item 12. Results of Operations and Financial Condition

        Attached as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated July 22, 2004, reporting The Coca-Cola Company's financial results for the second quarter and year-to-date 2004. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        On July 22, 2004, The Coca-Cola Company held an investor conference and webcast to disclose financial results for the second quarter and year-to-date 2004. The Supplemental Information package for use at this conference is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of June 30, 2004, and The Coca-Cola Company does not assume any obligation to correct or update said information in the future.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: July 22, 2004	By:	/s/ DEVAL L. PATRICK Deval L. Patrick Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of The Coca-Cola Company, dated July 22, 2004 reporting The Coca-Cola Company's financial results for the second quarter and year-to-date 2004.
Exhibit 99.2	Supplemental Information prepared for use in connection with the financial results for the second quarter and year-to-date 2004.

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  Item 7(c). Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index